Exhibit 99.2

(1)

(1)

(1) (2) (2) (2) (2)

Exhibit 99.2

Trustmark

Third Quarter Financial Results

October 27, 2026

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "seek," "continue," "could," "would," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations or financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state, national and international economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates, conditions and changes, including volatility, in the credit and financial markets, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels, a slowdown in economic growth, changes in our ability to measure the fair value of assets in our portfolio, changes in the level and/or volatility of market interest rates, the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements, the demand for the products and services we offer, potential unexpected adverse outcomes in pending litigation matters, our ability to attract and retain noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, potential market or regulatory effects of the current United States presidential administration's policies, changes to the credit rating of U.S. Government securities and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Financial Highlights

Earnings Performance Supported by Net Interest Income Growth, Strong Credit Quality, and Strategic Actions to Enhance Future Profitability

Q3-26 Financial Results

- Reported net income of $58.1 million, representing diluted earnings per share of $1.00
- Financial results produced a ROATE of 12.72% and ROAA of 1.21%

Non-Routine Transactions in the Third Quarter[1]

- Sale-leaseback transaction – sold 34 bank branch properties and simultaneously entered into a triple net lease agreement for each of the branches sold; resulted in a pre-tax gain of $61.5 million after transaction-related expenses
- Restructuring of investment securities portfolio – restructured the investment securities portfolio by reclassifying securities held to maturity to securities available for sale; then sold $629.5 million of lower-yielding investment securities with a weighted-average yield of approximately 1.4% and purchased $628.0 million of investment securities with a weighted-average yield of approximately 5.0% and resulted in a pre-tax loss of approximately $61.5 million. This pre-tax loss offset the pre-tax gain generated by the sale-leaseback transaction

Balance Sheet

- Loans HFI totaled $13.9 billion, a decrease of $43.9 million, or 0.3%, linked-quarter and an increase of $321.0 million, or 2.4%, year-over-year
- Deposits totaled $16.1 billion, down $13.2 million, or 0.1%, linked-quarter and an increase of $427.1 million, or 2.7%, year-over-year; excluding the intentional runoff of brokered deposits, deposits increased 1.2% linked-quarter, and 3.4% year-over-year
- Cost of total deposits was 1.67%; an increase of 8 basis linked-quarter

Revenue Generation

- Revenue totaled $207.1 million, down $1.1 million, or 0.5%, from the prior quarter and an increase of $4.8 million, or 2.4%, year-over-year
- Net interest income (FTE) totaled $170.6 million, an increase of $2.0 million, or 1.2%, linked-quarter; net interest margin was unchanged at 3.84%

Expense Management

- Noninterest expense totaled $134.4 million, an increase of $753 thousand, or 0.6%, linked-quarter
- Salaries and employee benefits expense totaled $74.7 million, an increase of $1.7 million, or 2.3%, linked-quarter
- Other expense totaled $14.3 million, a decrease of $1.7 million, or 10.4%, linked-quarter

Credit Quality

- Net provision for credit losses was $2.3 million in the third quarter
- Net charge-offs totaled $1.0 million for the third quarter and represented 0.03% of average loans
- Allowance for credit losses represented 1.07% of loans HFI and 560.10% of nonaccrual loans, excluding individually evaluated loans, at September 30, 2026

Capital Management

- Repurchased $60.9 million, or approximately 1.4 million shares, of common stock during the first nine months of 2026, including $20.1 million, or approximately 428 thousand shares, in the third quarter
- Board of Directors declared a quarterly cash dividend of $0.25 per share payable December 15, 2026, to shareholders of record on December 1, 2026

At September 30, 2026	
Total Assets	$19.1 billion
Loans (HFI)	$13.9 billion
Total Deposits	$16.1 billion
Banking Centers	166

	Q3-26 GAAP	Q2-26 GAAP	Q2-26 Operating[1]	Q3-25 GAAP
Net Income ($ in millions)	$58.1	$63.5	$56.7	$56.8
EPS – Diluted	$1.00	$1.08	$0.97	$0.94
ROAA	1.21%	1.33%	1.19%	1.21%
ROATE	12.72%	14.08%	12.59%	12.84%
Dividends/ Share	$0.25	$0.25	$0.25	$0.24
Tangible Equity/ Tangible Asset	9.37%	9.59%	9.59%	9.64%

Source: Company reports

(1) For Non-GAAP measures, please refer to the Earnings Release dated October 27, 2026, and the Consolidated Financial Information, Note 1 –Non-Routine Transactions and Note 8 – Non-GAAP Financial Measures

Trustmark

Loans Held for Investment (HFI) Portfolio

Focus on profitable, credit-disciplined loan growth continued

Loans HFI ($ in millions)[1]		Change	
	9/30/2026	LQ	Y-o-Y
Loans secured by real estate:			
Const., land dev. and other land loans	$ 1,276	$ 59	$ 34
Secured by 1-4 family residential prop.	3,139	60	84
Secured by nonfarm, nonresidential prop.	3,192	(7)	(108)
Other real estate secured	1,935	(55)	(121)
Commercial and industrial loans	2,213	(82)	309
Consumer loans	160	4	9
State and other political subdivision loans	1,004	(43)	(25)
Other Loans & Leases	950	19	137
Total LHFI	$ 13,869	$ (44)	$ 321

Loan Portfolio Composition 09/30/26[1]



Other RE, 14%
Nonfarm,Nonres, 23%
C&I, 16%
Consumer, 1%
State & Other Political Sub. , 7%
Other, 7%
Construction, Land Dev, 9%
1-4 Residential, 23%

Loans HFI by Quarter



Dollar Change:
$13,548
$13,674
$13,878
$13,913
$13,869
$126
$204
$35
$(44)
Q3-25
Q4-25
Q1-26
Q2-26
Q3-26

- Portfolio exhibits diversity by product type, geography, and industry
- Maintained strong credit quality
- Total loans to NDFIs of $304 million (2% of loans):
  - $78 million to mortgage credit intermediaries
  - $131 million to business credit intermediaries[2]
  - $35 million to consumer credit intermediaries
  - $60 million to other non-depository financial institutions
- Minimal lending to private credit with 6 long term relationships, for which only $66 million is funded and outstanding (< .5% of total loans)[3]

Source: Company reports
(1) Totals and percentages may not foot due to rounding
(2) This figure includes the referenced private credit in the last bullet below
(3) Defined as direct loans made to mid-market businesses typically by non-bank vehicles such as private debt and Business Development Companies

Commercial Real Estate and Offices (CRE) Portfolio Detail

CRE Portfolio[1][2] ($ in millions)	09/30/26	% of CRE Portfolio
Lots, Development and Unimproved Land	$ 242	5%
1-4 Family Construction	356	7%
Other Construction	678	14%
Total Construction, Land Development and Other Land Loans	**$ 1,276**	**25%**
Retail	246	5%
Offices	187	4%
Hotels/Motels	208	4%
Industrial	541	11%
Senior Living	162	3%
Other	536	11%
Total Non-owner Occupied & REITs	**$ 1,880**	**37%**
Multi-Family[3]	1,860	37%
Total CRE	**$ 5,017**	**100%**

CRE Portfolio

- Focus on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix

Offices (CRE) Portfolio[1][2] ($ in millions)	09/30/26	% of Offices Portfolio
Construction	$ 2	1%
Existing	187	99%
Total Offices	**$ 189**	**100%**
Offices (CRE) as % of LHFI	1.4%	
Average Loan Balance	$1.5 million	
YTD Office NCOs/Average Loans	0.00%	
Office Delinquencies/Total Offices	0.00%	
Office NPL/Total Offices	0.00%	

Offices (CRE) Portfolio

- Existing (credits of $5 million or more)
  - * Weighted average occupancy of investment grade tenants is 42%
  - * Less than 10% lease turnover in each year from 2026-2028
  - * Weighted average vacancies of 1%
  - * Weighted average LTV of 68%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Totals and percentages may not foot due to rounding
(3) Multi-Family is included in Other Real Estate Secured Loans in Financials

Trustmark

Commercial Loan Portfolio Detail

Commercial Portfolio [1][2] ($ in millions)	09/30/26	% of Commercial Portfolio
Manufacturing	$ 520	16%
Wholesale Trade	371	12%
Construction	366	12%
Finance & Insurance	363	11%
Real Estate & Rental & Leasing	339	11%
Professional, Scientific & Technical Services	202	6%
Transportation & Warehousing	192	6%
Health Care & Social Assistance	173	5%
Retail Trade	142	4%
Admin & Support & Waste Mgt & Remediation Services	132	4%
Information	94	3%
Other	270	9%
Total	**$ 3,164**	**100%**

- Portfolio includes commercial, financial intermediaries, equipment finance, non-profits, and leases
- Credits originated by the Equipment Finance line of business comprise $801 million of the commercial portfolio
- Well-diversified portfolio with no single category exceeding 16%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Totals and percentages may not foot due to rounding

Allowance for Credit Losses

($ in millions)


$148
$5
-$3
-$2
$148
Net impact of quantitative changes including loan balance mix, changes in the macroeconomic forecast, and individually analyzed reserves
Net impact of qualitative changes including adjustments for credit migration and adjustments to the nature and volume of the portfolio reserve
Net impact of all other changes including change in terms, prepayment studies, segmentation migration, etc.
ACL 6/30/26
ACL 9/30/26

Source: Company reports
Does not include allowance for off balance sheet credit exposures
Totals may not foot due to rounding

Credit Risk Management

Strong asset quality metrics

- Allowance for credit losses represented 1.07% of loans HFI and 560.10% of nonaccrual loans, excluding individually evaluated loans, at September 30, 2026
- Net charge-offs totaled $1.0 million for the third quarter which represented 0.03% of average loans
- Nonaccrual loans represented 0.39% of total loans
- Nonperforming assets represented 0.40% of total loans

Nonperforming Assets[1]
(in millions)



$92
$8
$84
$91
$7
$84
$104
$7
$97
$55
$5
$50
$57
$3
$54
Q3-25
Q4-25
Q1-26
Q2-26
Q3-26
Nonaccrual Loans
Other Real Estate

Allowance for Credit Losses/Nonaccrual Loans[2]



240%
209%
201%
798%
560%
Q3-25
Q4-25
Q1-26
Q2-26
Q3-26

Source: Company reports
(1) Totals may not foot due to rounding
(2) Nonaccrual Loans excludes individually evaluated loans

Trustmark

Attractive, Low-Cost Deposit Base

Deposits ($ in millions)[1]		Change	
	9/30/2026	LQ	Y-o-Y
Interest Checking	$ 5,036	$ 139	$ 532
Noninterest Bearing DDA	3,263	(111)	(58)
Time Deposits	3,469	(139)	(16)
Savings	961	(15)	(8)
MMDA	3,329	113	(23)
Total Deposits	**$ 16,058**	**$ (13)**	**$ 427**

Deposit Mix – Average Balance Q3-26[1] ($ in millions)



$15,358
$15,597
$15,596
$15,765
$16,074
21%
20%
19%
20%
20%
79%
80%
81%
80%
80%
Q3-25
Q4-25
Q1-26
Q2-26
Q3-26
Interest-bearing
Noninterest-bearing

Deposit Cost & Cumulative Beta



Actual
Forecast
1.98%
1.89%
1.75%
1.76%
1.85%
1.84%
1.72%
1.63%
1.59%
1.67%
1.76%
39%
36%
36%
38%
34%
33%
Q3-25
Q4-25
Q1-26
Q2-26
Q3-26
Q4-26
TRMK Beta
KRX Median Deposit Cost
TRMK Cost

- Deposits totaled $16.1 billion at September 30, 2026, a decrease of $13.2 million, or 0.1%, linked-quarter and an increase of $427.1 million, or 2.7%, year-over-year
- Personal and commercial deposits totaled $14.0 billion at September 30, 2026, an increase of $150.9 million, or 1.1%, linked-quarter and an increase of $619.5 million, or 4.6%, year-over-year
- Public fund deposits totaled $1.9 billion at September 30, 2026, an increase of $33.5 million, or 1.8%, linked-quarter and a decrease of $94.8 million, or 4.8%, year-over-year
- Brokered deposits totaled $211.2 million at September 30, 2026, a decrease of $197.5 million linked-quarter and $97.7 million year-over-year, to represent 1.3% of total deposits
- Cost of interest-bearing deposits in the third quarter totaled 2.09%, up 9 basis points from the prior quarter
- Total cost of deposits was 1.67% in the third quarter, up 8 basis points from the prior quarter

Source: Company reports
(1) Numbers and/or percentages may not foot due to rounding

Income Statement Highlights – Net Interest Income



Net Interest Income – FTE
($ in millions)
$165
$166
$164
$169
$171
Q3-25
Q4-25
Q1-26
Q2-26
Q3-26
Net Interest Income



Yields and Costs(1)
6.21%
6.06%
5.93%
5.93%
5.97%
3.83%
3.81%
3.81%
3.84%
3.84%
3.50%
3.46%
3.57%
3.52%
3.60%
2.44%
2.29%
2.15%
2.13%
2.17%
Q3-25
Q4-25
Q1-26
Q2-26
Q3-26
Loan Yield
NIM
Securities Yield
Cost of IBL



Net Interest Margin
3.84%
0.08%
-0.04%
-0.04%
3.84%
Asset Rate/Volume
Liability Rate/Volume
# of Days in Qtr
Q2-26 NIM
Q3-26 NIM

- Net interest income (FTE) totaled $170.6 million in the third quarter, resulting in a net interest margin of 3.84%, unchanged from the prior quarter
- Securities yield was 3.60% in the third quarter, up 8 basis points linked-quarter and 10 basis points year-over-year
- Cost of interest-bearing liabilities was 2.17% in the third quarter, up 4 basis points linked-quarter and down 27 basis points year-over-year

Source: Company reports
(1) Loan Yield includes LHFI & LHFS

Earning Asset Composition & Interest Rate Sensitivity

As of 09/30/26

- Cash flow hedge portfolio structured to mitigate asset sensitivity driven by loan portfolio mix with 53% variable rate
- Active interest rate swap hedge notional at quarter end was $740 million with a weighted average received fix rate of 3.43% and active floor notional was $95 million with a SOFR rate of 3.50%
- Active cash flow hedge notional of $835 million has an effective weighted average maturity of 3.6 years including effect of forward settle notional of $765 million in interest rate swaps and $30 million in interest rate floors

Loans by Rate Index[1,2]



Book Balance: $14.1B
Yield[3]: 5.97%
Prime, 9%
Fixed, 37%
Variable (<= 1-month), 42%
Hybrid ARMs, 10%
Variable (> 1-month), 2%

Hedge Notional [2][4]



$93
$765
3.34%
2026
$113
$743
3.44%
2027
$81
$782
3.60%
2028
3.73%
$16
$650
2029
3.87%
$336
2030
3.78%
$22
2031
Swap Notional (Annual Avg)
Floor Notional (Annual Avg)
Receive Fixed Rate (Annual Avg)

Source: Company reports
(1) Loans include LHFI & LHFS
(2) Totals may not foot due to rounding
(3) Loan Yield includes LHFI & LHFS
(4) $ Millions

Trustmark

Income Statement Highlights – Noninterest Income

Noninterest Income[(1) (2)] ($ in millions)			Change			
		9/30/2026	LQ		Y-o-Y	
Service Charges on Deposit Accounts	$	10.6	$	0.3	$	(0.6)
Bank Card and Other Fees		8.1		(0.6)		(0.2)
Mortgage Banking, net		7.9		(1.0)		(0.3)
Wealth Management		11.2		0.2		1.4
Other, net		1.7		(1.9)		(0.7)
Total Noninterest Income	$	39.5	$	(3.1)	$	(0.4)

Noninterest Income – Q3-26[(1)(2)]



Other, net, 4%
Wealth Management, 28%
Service Charges on Deposit Accounts, 27%
Mortgage Banking, net, 20%
Bank Card and Other Fees, 21%

Noninterest Income[(1)(2)]
($ in millions)



$40
$41
$42
$43
$40
$11
$8
$8
$10
$2
$11
$9
$8
$11
$3
$11
$8
$9
$10
$4
$10
$9
$9
$11
$4
$11
$8
$8
$11
$2
Q3-25
Q4-25
Q1-26
Q2-26
Q3-26
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Wealth Management
Other, net

- Fee income reflected normal quarterly variability, including lower mortgage banking revenue and cash management fees, partly offset by continued growth in wealth management revenue
- Mortgage Banking, net totaled $7.9 million in the third quarter, a decrease of $1.0 million linked-quarter and $302 thousand year-over-year
- Wealth Management revenue in the third quarter totaled $11.2 million, an increase of $239 thousand from the prior quarter and $1.4 million year-over-year
- Other, net totaled $1.7 million in the third quarter, a decline of $1.9 million from the prior quarter reflecting lower investment partnerships and cash management revenue. Year-over-year other, net decreased $705 thousand reflecting decreased cash management revenue

Source: Company reports
(1) Totals may not foot due to rounding
(2) The $61.5 million gain on the sale-leaseback was offset by the $61.5 million loss on the sale of securities and, therefore, did not impact total noninterest income. As such, these two-line items have been purposely omitted.

Income Statement Highlights – Noninterest Expense

- Expenses remained generally stable during the quarter. Higher occupancy costs associated with the branch sale-leaseback transaction were substantially offset by disciplined management of personnel and discretionary expenses
- Noninterest expense totaled $134.4 million in the third quarter, an increase of $753 thousand linked-quarter
- Salaries and employee benefits in the third quarter totaled $74.7 million, an increase of $1.7 million, or 2.3%, linked-quarter principally due to annual salary merit increases effective July 1st and general performance incentives
- Other expense in the third quarter totaled $14.3 million, a decrease of $1.7 million, or 10.4%, linked-quarter principally attributable to decreased other real estate expense, other miscellaneous expense, and loan expense
- Net occupancy - premises totaled $8.6 million, an increase of $827 thousand linked-quarter and was mainly attributable to increased lease, maintenance, and utility expense

Noninterest Expense[1] ($ in millions)			Change			
		9/30/2026	LQ		Y-o-Y	
Salaries & Benefits	$	74.7	$	1.7	$	3.2
Services & Fees		29.9		0.2		1.2
Net Occupancy - Premises		8.6		0.8		0.8
Equipment Expense		7.0		(0.3)		0.5
Other Expense		14.3		(1.7)		(2.2)
Total Noninterest Expense	$	134.4	$	0.8	$	3.5

Noninterest Expense
($ in millions)[1]



$131
$132
$132
$134
$134
$72
$75
$74
$73
$75
$29
$27
$28
$30
$30
$8
$8
$8
$8
$9
$6
$7
$7
$7
$7
$16
$15
$15
$16
$14
Q3-25
Q4-25
Q1-26
Q2-26
Q3-26
Salaries and Benefits
Services & Fees
Net Occupancy - Premises
Equipment Expense
Other Expense

Source: Company reports
(1) Totals may not foot due to rounding

Trustmark

Capital Management

Capital ratios remained strong and share repurchase activity continued

- Capital position remained strong with a CET1 ratio of 11.98% and a total risk-based capital ratio of 14.57% at September 30, 2026
- Repurchased $20.1 million, or approximately 428 thousand shares, of common stock during the third quarter; for the first nine months of 2026, repurchased $60.9 million, or approximately 1.4 million shares; $39.1 million in remaining share repurchase authorization for 2026
- As previously announced, Trustmark's Board of Directors authorized a stock repurchase program effective January 1, 2026, under which $100.0 million of Trustmark's outstanding shares may be acquired through December 31, 2026. The repurchase program, which is subject to market conditions and management discretion, will continue to be implemented through open market repurchases or privately negotiated transactions
- Trustmark's Board of Directors declared a quarterly cash dividend of $0.25 per share payable December 15, 2026, to shareholders of record on December 1, 2026



Capital Ratios
9.64%
11.88%
14.33%
9.61%
11.72%
14.41%
9.62%
11.70%
14.37%
9.59%
11.87%
14.47%
9.37%
11.98%
14.57%
Q3-25
Q4-25
Q1-26
Q2-26
Q3-26
TE/TA
CET1
Total Risk-Based Capital

Source: Company reports

2026 Full Year Expectations

		FY 2026 Expectations[1]	Guidance 4Q-26	2025 Actual
Balance Sheet	Loans HFI	Increase mid single digits	**Affirmed**	$13.7 billion
	Deposits, excluding brokered deposits	Increase mid single digits	**Affirmed**	$15.2 billion
	Securities	Remain stable	**Affirmed**	$3.1 billion
Net Interest Income	Net Interest Margin	Range of 3.80% to 3.85%	**Revised** Range of 3.83% to 3.87%	3.80%
	Net Interest Income (FTE)	Increase mid single digits	**Affirmed**	$647.2 million
Credit	Total Provision for Credit Losses, including off-balance sheet credit exposure	Normalizing	**Affirmed**	$12.9 million
Noninterest Income	Noninterest Income	Increase mid single digits	**Revised** Increase low to mid single digits	$163.6 million
Noninterest Expense	Noninterest Expense	Increase mid single digits	**Affirmed**	$512.2 million

Source: Company reports

(1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management's expectations and results in future periods.

Trustmark Corporation

Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking and wealth management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

Our Footprint



Extended Commercial Trade Area
Banking Center States
★ LPO

Strategic Priorities to Enhance Shareholder Value

GROWTH

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

EFFICIENCY

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

INNOVATION

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

RISK MANAGEMENT

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

CULTURE

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices

Non-GAAP Reconciliation

Reconciliation of GAAP to Non-GAAP Results

($ in thousands, except per share data)

	Q3-26			Q2-26					
	Reported (GAAP)	Non-Routine	Operating (Non-GAAP)	Reported (GAAP)	Non-Routine	Operating (Non-GAAP)	Q1-26	Q4-25	Q3-25
Net interest income	$ 167,647	$ -	$ 167,647	$ 165,630	$ -	$ 165,630	$ 160,559	$ 162,886	$ 162,441
Provision for credit losses (PCL) - LHFI	1,179	-	1,179	4,452	-	4,452	4,688	(550)	1,390
PCL - off-balance sheet credit exposures	1,085	-	1,085	1,531	-	1,531	(1,948)	1,765	295
PCL - LHFI sale of 1-4 family mortgage loans	-	-	-	(9,227)	9,227	-	-	-	-
Total PCL	2,264	-	2,264	(3,244)	9,227	5,983	2,740	1,215	1,685
Net interest income after provision	165,383	-	165,383	168,874	(9,227)	159,647	157,819	161,671	160,756
Service charges on deposit accounts	10,626	-	10,626	10,375	-	10,375	10,654	11,184	11,251
Bank card and other fees	8,149	-	8,149	8,743	-	8,743	7,988	8,646	8,318
Mortgage banking, net	7,880	-	7,880	8,914	-	8,914	8,934	7,527	8,182
Wealth management	11,161	-	11,161	10,922	-	10,922	10,393	11,133	9,798
Other, Net	1,677	-	1,677	3,694	-	3,694	4,376	2,745	2,382
Gain on sale-leaseback, net	61,518	(61,518)	-	-	-	-	-	-	-
Securities gains (losses), net	(61,511)	61,511	-	-	-	-	-	-	-
Gain on sale of Visa shares	-	-	-	4,928	(4,928)	-	-	-	-
Loss on sale of 1-4 family mortgage loans	-	-	-	(5,005)	5,005	-	-	-	-
Total noninterest Income	39,500	(7)	39,493	42,571	77	42,648	42,345	41,235	39,931
Total noninterest expense	134,436	-	134,436	133,683	-	133,683	132,159	132,172	130,933
Income before income taxes	70,447	(7)	70,440	77,762	(9,150)	68,612	68,005	70,734	69,754
Income taxes	12,373	(1)	12,372	14,240	(2,288)	11,952	11,890	12,860	12,967
Net income	$ 58,074	$ (6)	$ 58,068	$ 63,522	$ (6,862)	$ 56,660	$ 56,115	$ 57,874	$ 56,787
Diluted earnings per share	$ 1.00		$ 1.00	$ 1.08		$ 0.97	$ 0.95	$ 0.97	$ 0.94

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